UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2010

Santos Resource Corp.
(Exact name of Registrant as specified in its charter)

Nevada (State of Incorporation)	000-53520 (Commission File Number)	98-0507846 (I.R.S. Employer Identification No.)

11450 - 201A Street Maple Ridge, British Columbia V2X 0Y4 Tel: (604) 460-8440
(Address and telephone number of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 15, 2010, Santos Resource Corp. (the "Company") entered into an amending agreement (the "Amending Agreement") with Starfire Minerals Inc., which amends the Company's Property Option Agreement dated June 25, 2007, as amended on May 29, 2008, April 23, 2009, April 26, 2010 and August 31, 2010. The Amending Agreement extends the schedule for the Company to incur $14,628 (CAD$14,740) of Expenditures in order to earn 75% of Starfire's interest in the Lourdeau Property in Quebec, from December 31, 2010 to April 1, 2011. A copy of the Amending Agreement is filed as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description of Exhibit
10.6	Mineral Property Option Amending Agreement (fifth amendment) dated December 15, 2010 between Starfire Minerals Inc. and Santos Resource Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SANTOS RESOURCE CORP.
Date: December 15, 2010	By: /s/ Richard Pierce Richard Pierce, President